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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  March 23, 1998


                            REDWOOD EMPIRE BANCORP
           (Exact number of Registrant as specified in its charter)

          CALIFORNIA                  FILE NO. 0-19231           68-0166366
(State or other jurisdiction of   (Commission File Number)     (IRS Employer)
 Incorporated or organization)                               Identification No.)


 111 SANTA ROSA AVENUE, SANTA ROSA, CALIFORNIA          95404-4905
   (Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code:  (707) 573-4800


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ITEM 5.  OTHER EVENTS

Press releases for the following (article attached):

     Redwood Empire Bancorp announces call for redemption of its outstanding 7.8% Noncumulative Convertible Perpetual Preferred Stock, Series A.




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     3/23/98                      REDWOOD EMPIRE BANCORP
                                       ------------------------------------
                                       (Registrant)


                                   By: /s/ James E. Beckwith
                                       ------------------------------------
                                       James E. Beckwith
                                       Executive Vice President and
                                       Chief Financial Officer

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                                   FOR:         REDWOOD EMPIRE BANCORP

                                   APPROVED BY: James Beckwith
                                                Chief Financial Officer
                                                (707) 522-5215

                                  CONTACT:      Morgen-Walke Associates, Inc.
                                                John Swenson, Micah Epps
                                                (415) 296-7383
FOR IMMEDIATE RELEASE                           Sandra Badurina
                                                (212) 850-5600

         REDWOOD EMPIRE BANCORP TO REDEEM OUTSTANDING PREFERRED STOCK

SANTA ROSA, Calif. (March 19, 1998) -- Redwood Empire Bancorp (AMEX: REB) today announced that its Board of Directors has called for redemption and will redeem its outstanding 7.8% Noncumulative Convertible Perpetual Preferred Stock, Series A. The shares will be redeemed on April 30, 1998 at $10.39 per share, payable to shareholders of record as of March 27, 1998, who surrender their preferred stock certificates to the conversion agent, Chase Mellon Shareholder Services LLC.

     The preferred stock is currently convertible into 0.8674 shares of common stock for each share of preferred stock. The total number of shares subject to redemption will be reduced by the number of shares of preferred stock converted into common stock between the record date and the redemption date.

     Based upon the last reported sale price of the common stock on the American Stock Exchange on March 18, 1998, of $19.63 per share, the market value of the common into which a share of preferred is convertible equals $17.03 per share of preferred and therefore exceeds the redemption price of the preferred stock.

     "We are pleased to announced the redemption. We view this action as a part of our continuing effort to improve shareholder value", noted Tom Whitaker, Chairman of the Board of Directors.

      A formal notice of redemption and related instructions will be sent to shareholders of record. The Company currently has 575,000 shares of Preferred Stock outstanding.

      Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches and loan production offices in various northern California locations.

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